                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT


Number of shares subject to option: 357,140

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and William E. Berry (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 357,140 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is intended to be eligible to be an incentive stock option (an "Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that to the extent this Option does not qualify as an Incentive Stock Option, it shall constitute a nonqualified stock option under the Code.

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                       On or After               Cumulative Number of Shares
                       -----------           -----------------------------------
                   the date of this Agreement               71,428
                   January 1, 2003                          71,428
                   January 1, 2004                          71,428
                   January 1, 2005                          71,428
                   January 1, 2006                          71,428

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                           (vi) In the event of termination of employment, if an
Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such stock option shall thereafter be treated as a nonqualified stock option.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Disqualifying Disposition

         If the Optionee disposes of Shares acquired upon exercise of this Option within two year from the date of the grant of such Option or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                       AMERICAN TIRE DISTRIBUTORS, INC.



                                       By: /s/ Richard P. Johnson
                                           ----------------------
                                           Richard P. Johnson
                                           President and Chief Executive Officer



/s/ William E. Berry
--------------------
William E. Berry
19016 Wildcat Trail
Davidson, NC 27036

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT
                                 (NON-QUALIFIED)


Number of shares subject to option: 258,466

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and William E. Berry (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 258,466 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is not intended to be eligible to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                      On or After                Cumulative Number of Shares
                      -----------            -----------------------------------
                  the date of this Agreement           51,693
                  January 1, 2003                      51,693
                  January 1, 2004                      51,693
                  January 1, 2005                      51,693
                  January 1, 2006                      51,694

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Reserved.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                       AMERICAN TIRE DISTRIBUTORS, INC.



                                       By: /s/ Richard P. Johnson
                                           ----------------------
                                           Richard P. Johnson
                                           President and Chief Executive Officer



/s/ William E. Berry
--------------------
William E. Berry
19016 Wildcat Trail
Davidson, NC 28036

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT



Number of shares subject to option: 357,140

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and J. Michael Gaither (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 357,140 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is intended to be eligible to be an incentive stock option (an "Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that to the extent this Option does not qualify as an Incentive Stock Option, it shall constitute a nonqualified stock option under the Code.

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                   On or After                   Cumulative Number of Shares
                   -----------               -----------------------------------
               the date of this Agreement              71,428
               January 1, 2003                         71,428
               January 1, 2004                         71,428
               January 1, 2005                         71,428
               January 1, 2006                         71,428


                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                           (vi) In the event of termination of employment, if an
Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such stock option shall thereafter be treated as a nonqualified stock option.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Disqualifying Disposition

         If the Optionee disposes of Shares acquired upon exercise of this Option within two year from the date of the grant of such Option or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                      AMERICAN TIRE DISTRIBUTORS, INC.



                                      By: /s/ Richard P. Johnson
                                          ----------------------
                                          Richard P. Johnson
                                          President and Chief Executive Officer



/s/ J. Michael Gaither
----------------------
J. Michael Gaither
8309 Merrimack Court
Charlotte, NC 28210

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT
                                 (NON-QUALIFIED)


Number of shares subject to option: 86,097

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and J. Michael Gaither (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 86,097 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is not intended to be eligible to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                    On or After                  Cumulative Number of Shares
                    -----------              -----------------------------------
                the date of this Agreement             17,219
                January 1, 2003                        17,219
                January 1, 2004                        17,219
                January 1, 2005                        17,220
                January 1, 2006                        17,220

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control);(2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Reserved.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                       AMERICAN TIRE DISTRIBUTORS, INC.



                                       By: /s/ Richard P. Johnson
                                           ----------------------
                                           Richard P. Johnson
                                           President and Chief Executive Officer



/s/ J. Michael Gaither
----------------------
J. Michael Gaither
8309 Merrimack Court
Charlotte, NC 28210

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT


Number of shares subject to option: 295,491

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and Daniel K. Brown (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 295,491 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is intended to be eligible to be an incentive stock option (an "Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that to the extent this Option does not qualify as an Incentive Stock Option, it shall constitute a nonqualified stock option under the Code.

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                     On or After                 Cumulative Number of Shares
                     -----------             -----------------------------------
                 the date of this Agreement            59,099
                 January 1, 2003                       59,098
                 January 1, 2004                       59,098
                 January 1, 2005                       59,098
                 January 1, 2006                       59,098

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below) or by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                           (vi) In the event of termination of employment, if an
Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such stock option shall thereafter be treated as a nonqualified stock option.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Disqualifying Disposition

         If the Optionee disposes of Shares acquired upon exercise of this Option within two year from the date of the grant of such Option or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                       AMERICAN TIRE DISTRIBUTORS, INC.



                                       By: /s/ Richard P. Johnson
                                           ----------------------
                                           Richard P. Johnson
                                           President and Chief Executive Officer



/s/ Daniel K. Brown
-------------------
Daniel K. Brown
17915 Jetton Road
Cornelius, NC 27031

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT


Number of shares subject to option: 295,491

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and Phillip E. Marrett (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 295,491 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is intended to be eligible to be an incentive stock option (an "Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that to the extent this Option does not qualify as an Incentive Stock Option, it shall constitute a nonqualified stock option under the Code.

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                     On or After                 Cumulative Number of Shares
                     -----------             -----------------------------------
                 the date of this Agreement            59,099
                 January 1, 2003                       59,098
                 January 1, 2004                       59,098
                 January 1, 2005                       59,098
                 January 1, 2006                       59,098

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optonee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control).

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 24 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                           (vi) In the event of termination of employment, if an
Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such stock option shall thereafter be treated as a nonqualified stock option.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Disqualifying Disposition

         If the Optionee disposes of Shares acquired upon exercise of this Option within two year from the date of the grant of such Option or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                       AMERICAN TIRE DISTRIBUTORS, INC.



                                       By: /s/ Richard P. Johnson
                                           ----------------------
                                           Richard P. Johnson
                                           President and Chief Executive Officer



/s/ Phillip E. Marrett
----------------------
Phillip E. Marrett
2630 Rolling Ridge Drive
Hickory, NC 28602

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT


Number of shares subject to option:  357,140

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and Richard P. Johnson (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 357,140 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is intended to be eligible to be an incentive stock option (an "Incentive Stock Option") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that to the extent this Option does not qualify as an Incentive Stock Option, it shall constitute a nonqualified stock option under the Code.

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                     On or After                 Cumulative Number of Shares
                     -----------             -----------------------------------
                 the date of this Agreement            71,428
                 January 1, 2003                       71,428
                 January 1, 2004                       71,428
                 January 1, 2005                       71,428
                 January 1, 2006                       71,428

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the

Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death..

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 36 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 36 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 36 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                           (vi) In the event of termination of employment, if an
Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such stock option shall thereafter be treated as a nonqualified stock option.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Disqualifying Disposition

         If the Optionee disposes of Shares acquired upon exercise of this Option within two year from the date of the grant of such Option or one year after such Shares were acquired pursuant to exercise of this Option, the Optionee shall notify the Company in writing of such disposition.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: President, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                               AMERICAN TIRE DISTRIBUTORS, INC.



                                               By: /s/ J. Michael Gaither
                                                   ----------------------
                                                   J. Michael Gaither
                                                   Executive Vice President and
                                                   General Counsel



/s/ Richard P. Johnson
----------------------
Richard P. Johnson
18816 Balmore Pines Lane
Cornelius, NC 28031

                                                                   EXHIBIT 10.22

                        AMERICAN TIRE DISTRIBUTORS, INC.
                             STOCK OPTION AGREEMENT
                                 (NON-QUALIFIED)


Number of shares subject to option: 455,461

         This Agreement (the "Agreement") made this 12th day of June, 2002, between American Tire Distributors, Inc., a Delaware corporation (the "Company"), and Richard P. Johnson (the "Optionee").

                              W I T N E S S E T H:

1.       Grant of Option.

         Pursuant to the provisions of American Tire Distributors, Inc. 2002 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 455,461 shares of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock" or the "Shares") at a purchase price of $1.40 per Share (the "Exercise Price"), such Option to be exercised as hereinafter provided.

2.       Terms and Conditions.

         It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire on the tenth anniversary of the date hereof (the "Expiration Date").

                  (b) Type of Option. This Option is not intended to be eligible to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (c) Exercise of Option. (i) Subject to the other terms of this Agreement regarding the exercisability of this Option, the Options will vest and be exercisable in accordance with the following schedule, which shall continue to apply from and after the occurrence of a Change in Control (as defined in this Agreement or as defined in any employment, executive severance or similar agreement to which the Optionee is a party):

                                             Options Exercisable with respect to
                    On or After                  Cumulative Number of Shares
                    -----------              -----------------------------------
                the date of this Agreement             91,092
                January 1, 2003                        91,092
                January 1, 2004                        91,092
                January 1, 2005                        91,092
                January 1, 2006                        91,093

                  (ii) (A) Notwithstanding Section 2(c)(i), upon the termination of Optionee's employment (1) by the Company without Cause (as defined below), by the Optionee for Good Reason (as defined below) or due to the Optionee's death, in each case, at any time after a Qualifying Change in Control (as defined below) or (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) or due to the Optionee's death, in each case, more than six months after a Qualifying Change in Control, the Optionee shall be entitled to receive an amount (the "Unvested Option Amount"), payable within five business days after demand by the Optionee or his personal representative, equal to (x) the excess (if any) of (1) the fair market value of all cash and freely tradable securities received by the Principal Shareholders in exchange for each share of Common Stock or security convertible into or exercisable or exchangeable for shares of Common Stock (giving effect to such conversion, exercise or exchange for this purpose) sold by the Principal Shareholders in connection with such Qualifying Change of Control over (2) the Exercise Price multiplied by (y) the number of Shares not yet vested in accordance with the above schedule as of the effective time of such Qualifying Change in Control. For purpose of clause (x)(1) of the immediately preceding sentence, the "fair market value" of a security on any date of determination shall be the mean average of the daily closing prices or last sale prices of such security for each of the 15 preceding days preceding such date during which the securities exchange or market quotation system on which such security is listed or quoted was open for business. Prior to the consummation of a Qualifying Change in Control, the Company shall take all actions reasonably necessary, in the good faith judgment of the Board, to ensure that (i) a successor to the Company or transferee of assets of the Company, as appropriate, (the "Successor Entity") assumes the obligations of the Company under this
Section 2(c)(ii)(A) and (ii) the Successor Entity provides for the issuance of a letter of credit, establishment of an escrow account containing cash or investment grade securities, grant of a security interest in specified property, guaranty or similar security or credit support arrangement (in each case, on terms reasonably satisfactory to the Optionee) to secure amounts that may become due in respect of any Unvested Option Amount.

                  (B) Notwithstanding Section 2(c)(i), all of the Options shall become fully vested and exercisable immediately upon the termination of Optionee's employment (1) by the Company without Cause or by the Optionee for Good Reason at any time after a Change in Control (other than a Qualifying Change in Control); (2) by the Company or the Optionee for any reason other than a Specified Cause Event (as defined below) more than six months after a Change in Control (other than a Qualifying Change in Control); or (3) due to the Optionee's death.

                  (C) When used in this Agreement:

                           "Change in Control" means the first to occur of any of the following: (i) the sale (including by merger, consolidation or sale of stock of subsidiaries or any other method) of all or substantially all of the assets of the Company and its consolidated subsidiaries (taken as a whole) to any person or entity not directly or indirectly controlled by the holders of at least 50% of the Combined Voting Power (as defined in the Plan) of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (ii) at any time prior to the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, a transaction (except pursuant to such initial public offering) resulting in the Principal Shareholders (as defined in the
         Plan) owning, collectively, less than 50% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iii) at any time after the consummation of an initial public offering of Common Stock of the Company or other common stock of the Company having the voting power to elect directors, the acquisition (except pursuant to such initial public offering) by any person or entity (other than the Principal Shareholders) not directly or indirectly controlled by the Company's stockholders of more than 30% of the Combined Voting Power of the then outstanding shares of capital stock of the Company (excluding shares owned by employees of the Company as of the date of determination), (iv) individuals serving as directors of the Company on the Effective Date (as defined in the Plan) and who were nominated or selected to serve as directors by one or more Principal Shareholders (together with any new directors whose election was approved by a vote of (A) such individuals or directors whose election was previously so approved or (B) Principal Shareholders holding a majority of the aggregate voting power of the capital stock of the Company held by all Principal Shareholders) cease for any reason to constitute a majority of the Board of Directors of the Company (the "Board"), (v) the adoption of a plan relating to the liquidation or dissolution of the Company in connection with an equity investment or sale or a business combination transaction or (vi) any other event or transaction that the Board deems to be a Change in Control.

                           "Specified Cause Event" means (1) a proven or admitted act of fraud, misappropriation or embezzlement by the Optionee that is detrimental to the Company or (2) the Optionee's conviction of or plea of guilty or nolo contendere to a felony that is related to the Company or the performance of the Optionee's services for the Company.

                           "Qualifying Change in Control" means a Change in Control of the type specified in clause (i) or (ii) of the definition thereof in which the Principal Shareholders receive cash or freely tradable securities or both in exchange for shares of Common Stock (or securities convertible into or exchangeable or exercisable for shares of Common Stock) of the Company sold by the Principal Shareholders in connection therewith.

                  (iii) Options exercised in any one year shall be deducted from the number of Options exercisable in any future year. Once vested, this Option shall be exercisable at the following times prior to the expiration date: (A) if the Optionee is employed by the Company at the time of exercise, at any time by giving the Company 45 days' advance written notice or (B) if the Optionee is not employed by the Company at the time of exercise but has the right to exercise after termination in accordance with Section 2(d) of this Agreement, by giving the Company written notice at any time during the period specified in Section 2(d) of this Agreement, in which case the Option shall be deemed exercised as of the end of the calendar month in which the Company received notice of exercise of the Option. In either case, the notice of exercise shall specify the number of Shares as to which the Option is being exercised.

                  (iv) Upon receipt of written notice of exercise by the Company, the Company shall, upon full payment in cash to the Company of the Exercise Price of the Shares as to which the Option shall be exercised, issue to the Optionee the Shares subject to the Option. Any issuance of Shares to an Optionee pursuant to the preceding sentence shall be made by the Company within 90 days after the date of exercise. For purposes of this Agreement only, the fair market value of Shares shall be determined by such methods or procedures as shall be established from time to time by the Board acting in its sole discretion and in good faith. In making such determinations, the Board may rely on a valuation report by an investment banking or valuation firm selected by the Board. The Committee established by the Board to administer the Plan (the "Committee") may, in its sole discretion, permit the Optionee to pay the Exercise Price in previously acquired Shares rather than in cash.

                  (d) Exercise Upon Death or Termination of Employment.

                           (i) If the Optionee dies while an employee of the
Company, the Optionee's Designee may exercise the Option, to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 36 months after the date of Optionee's death, but in no event later than the Expiration Date. An Optionee's "Designee" means the person designated by the Optionee in his or her most recently filed beneficiary designation filed with the Company to receive the Optionee's rights under the Plan upon the Optionee's death, or if there is no such designation or no such designated person survives the Optionee, by the person or persons to whom the Optionee's rights pass by will or applicable law, or if no such person has such right, by his executors or administrators.

                           (ii) If the Company shall terminate Optionee's
employment with the Company because of disability, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 36 months after the date of termination of employment, but in no event later than the Expiration Date.

                           (iii) If the Optionee terminates his employment with
the Company other than for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination, by giving the Company written notice of such exercise within 90 days after the date of termination of employment, but in no event later then the Expiration Date. For purposes of this Agreement, "Good Reason" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement shall mean, if the basis for such Good Reason is not cured within a reasonable period of time (determined in light of the cure appropriate to the basis of such Good Reason, but in no event less than 15 days), the failure of the Company to pay any undisputed amount due to the Optionee in connection with his employment by the Company.

                           (iv) If the Optionee's employment shall terminate for
any reason other than death, disability or Cause (as hereinafter defined), or if the Optionee shall terminate his employment with the Company for Good Reason, the Optionee may exercise the Option to the extent it was vested on the date of termination or, otherwise would have vested in the 12 months thereafter, in either event according to the applicable vesting schedule in Section 3(c)(i), by giving the Company written notice of such exercise within 36 months after the date of termination of employment, but in no event later than the Expiration Date. Notwithstanding the foregoing, the Optionee shall forfeit his right to exercise any Options that would have vested within the 12 months after termination, if the Optionee violates the terms regarding non-competition set forth in the Optionee's executive severance or employment agreement.

                           (v) If the Optionee's employment shall terminate for
Cause, all right to exercise the Option shall terminate at the date of such termination of employment. For purposes of this Agreement, "Cause" has the meaning set forth in the executive severance or employment agreement, if any, then in effect between the Company and the Optionee or, in the absence of such agreement, shall mean (i) the Optionee's conviction of or plea of guilty or nolo contendere to a felony, (ii) the Optionee's gross negligence in the performance of his duties as an employee, officer, director or independent contractor of the Company, (iii) the Optionee's knowingly dishonest act, or knowing bad faith or willful misconduct in the performance of his duties as an employee, officer, director or independent contractor of the Company, or (iv) the Optionee's material breach of any confidentiality, non-competition, non-solicitation, agreement to assign work product and inventions or similar covenant or agreement of the Optionee.

                  (e) Transferability. Except as otherwise provided in this
Section 2(e), the Option is not transferable other than as designated by the Optionee in his or her most recently filed Beneficiary designation filed with the Company, or if there is no such designation or no such designated person survives the Optionee, as designated by the Optionee, by will or by the laws of descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, an Optionee, with the approval of the Committee, may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to Options prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews and grandchildren (and, for this purpose, shall also include the Optionee).

                  (f) Adjustments. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the number, kind and option price of shares subject to the Option and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to the Option shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options for previously issued stock options or an assumption of previously issued stock options.

                  (g) No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such Shares.

                  (h) Optionee Acknowledgement.  The Optionee acknowledges that:

                           (i) the future value of the Company is highly
speculative;

                           (ii) the Optionee is not relying on the value of this
Option as current compensation;

                           (iii) the Company has no obligation to the Optionee
to sell the Company or to sell Shares publicly (which may have the effect of reducing the value of the Company);

                           (iv) upon exercise of this Option, unless the Shares
issuable upon exercise of the Options have been registered under applicable securities laws, there will be substantial restrictions on the transferability of the Shares; and

                           (v) the past performance or experience of the
Company, the Company's officers, directors, agents, or employees, will not in any way indicate or predict the results of the ownership of Shares or of the Company's activities.

                  (i) No Right to Continued Employment. The Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

                  (j) Compliance With Law and Regulations. The Option herein granted and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (i) the listing of such Shares on any stock exchange or national market quotations system on which the Shares may then be listed and (ii) the completion of any registration or qualification of such Shares under any Federal or State law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option herein granted may not be exercised if its exercise, or the receipt of Shares pursuant hereto, would be contrary to applicable law.

3.       Optionee Bound by Plan.

         The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

4.       Reserved.

5.       Notices.

         All notices or any other communications hereunder shall be in writing and delivered personally or by registered or certified mail or overnight courier, addressed, if to the Company, to American Tire Distributors, Inc., 12200 Herbert Wayne Court, Suite 150, Huntersville, North Carolina 28078;
Attention: Chairman, and if to the Optionee, at the address set forth below, subject to the right of either party to designate at any time hereafter in writing some other address.

6.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles.

7.       No Assignment.

         Except as provided in Section 2(e), neither this Agreement nor any of the rights or obligations of the Optionee hereunder may be transferred or assigned by the Optionee.

8.       Benefits.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any other party.

9.       Severability.

         If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

10.      Amendments.

         No modification, amendment or waiver of any provision of this Agreement, other than as required under Section 2(f), shall be effective unless it is in writing and signed by the parties hereto.

11.      Counterparts.

         This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

12.      Stockholders' Agreement.

         All Shares purchased pursuant to any exercise of this Option shall be subject to the terms and conditions of, and constitute "Shares" for all purposes under, the Stockholders' Agreement, dated as of the date hereof, between the Company and the Purchaser, as amended from time to time in accordance with its terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman, Chief Executive Officer, Chief Operating Officer, President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                           AMERICAN TIRE DISTRIBUTORS, INC.



                                           By: /s/ J. Michael Gaither
                                               ----------------------
                                               J. Michael Gaither
                                               Executive Vice President and
                                               General Counsel



/s/ Richard P. Johnson
----------------------
Richard P. Johnson
18816 Balmore Pines Lane
Cornelius, NC 28031